Exhibit 4.3

HOMEAWAY, INC.

AMENDED AND RESTATED

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

This Amended and Restated Right of First Refusal and Co-Sale Agreement (this “Agreement”) is made as of March 10, 2011, by and among HomeAway, Inc., a Delaware corporation (the “Company”), the individuals and entities listed on Schedule A hereto (each, an “Investor” and collectively, the “Investors”) and the individuals listed on Schedule B hereto (each, a “Founder” and collectively, the “Founders”).

R E C I T A L S

WHEREAS, the Founders and certain of the Investors (the “Existing Investors”) possess rights of first refusal and co-sale with respect to certain transfers of shares of the Company held by the Founders and the Existing Investors pursuant to that certain Amended and Restated Right of First Refusal and Co-Sale Agreement dated as of October 19, 2010 (the “Prior Agreement”);

WHEREAS, the parties hereto desire to add additional parties to this Agreement (the “New Investors”) as Investors hereunder; and

WHEREAS, with the approval of the Company, the Founders holding at least a majority of the Common Stock currently held by the Founders and the Majority Investors (as defined in the Prior Agreement), the Company, the Founders and the Investors intend to amend and restate the Prior Agreement as allowed in Section 7(c) of the Prior Agreement, to read as set forth herein so that all rights of the Founders, the Existing Investors and the New Investors shall, upon the effectiveness of this Agreement, be consolidated and restated herein and the provisions of the Prior Agreement shall be of no further force or effect.

NOW THEREFORE, in consideration of the premises set forth above and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties agree that the Prior Agreement shall be superseded and replaced in its entirety by this Agreement and further agree as follows:

1. Restriction on Transfer. During the term of this Agreement, all of the Company’s capital stock now owned or hereafter acquired by each Founder (the “Shares”) shall be subject to the terms and conditions of this Agreement. No transfer, whether voluntary or involuntary, of the Shares shall be valid unless such transfer is explicitly allowed pursuant to the terms and conditions of this Agreement. Notwithstanding the foregoing, each Founder shall have the right to transfer, without compliance with the terms and conditions of this Agreement, (A) all or part of the Shares to (i) such Founder’s spouse, ancestors, descendants, brothers or sisters, whether related by consanguinity or affinity (collectively, “Immediate Family”), (ii) a custodian, trustee (including a trustee of a voting trust), executor or other fiduciary for the account of such Founder or such Founder’s Immediate Family or (iii) a corporation, partnership or any other entity, provided such corporation, partnership or other entity is owned exclusively by such Founder and/or such Founder’s Immediate Family or (B) all or part of the Shares pursuant to a bona fide loan transaction that creates a mere security interest in the Shares; provided, however, that in the case of (B) the terms and conditions of this Agreement shall be binding upon any such transferee, such transferee shall so acknowledge in writing prior to any such transfer and the transferee shall grant to the Founder an irrevocable proxy coupled with an interest to vote all of the Shares so transferred.

2. Right of First Refusal and Co-Sale. In the event that a Founder desires to sell (or otherwise transfer) (a “Transferring Founder”), and has received a bona fide offer in writing from an unaffiliated third party to buy, any Shares (a “Transfer”), the Transferring Founder shall first notify the Company and each of the Investors in writing of the proposed sale (the “Transfer Notice”). Each Transfer Notice shall contain all material terms of the proposed Transfer, including, without limitation, a copy of the written offer received, the name and address of the prospective purchaser (or transferee), the purchase price and terms of payment, the date and place of the proposed Transfer, and the number and description of Shares proposed to be Transferred by the Transferring Founder (the “Offered Shares”).

(a) Right of First Refusal.

(i) Company’s Right of First Refusal. The Company shall have an option for a period of ten (10) days from the date the Transfer Notice is given to elect to purchase the Offered Shares at the same price and subject to the same material terms and conditions as described in the Transfer Notice (or terms and conditions as similar as reasonably possible). The Company may exercise such purchase option and, thereby, purchase all (or any portion of) the Offered Shares by notifying the Transferring Founder in writing before expiration of such ten (10) day period as to the number of such shares that it wishes to purchase. If the Company gives the Transferring Founder notice that it desires to purchase such shares, then payment for the Offered Shares shall be by check or wire transfer, against delivery of the Offered Shares to be purchased at a place agreed upon between the parties and at the time of the scheduled closing therefor, which shall be no later than the later of (i) thirty (30) days after the date the Transfer Notice is given or (ii) the date contemplated in the Transfer Notice for the closing with the prospective third party transferee(s). If the offered price includes consideration other than cash, the cash equivalent value of the non-cash consideration will be determined by the Board of Directors of the Company in good faith, which determination will be binding upon the Company, each Investor and the Transferring Founder, absent fraud or material error. If the Company fails to purchase all of the Offered Shares by exercising the option granted in this Section 2(a)(i) within the period provided, the Company shall so notify each Investor (the “Additional Transfer Notice”) and the Offered Shares shall be subject to the options granted to the Investors pursuant to this Agreement. The Additional Transfer Notice shall include all of the information and certifications required in a Transfer Notice and shall additionally identify the Offered Shares that the Company has declined to purchase (the “Remaining Shares”) and briefly describe the Investors’ rights of first refusal and co-sale rights with respect to the proposed Transfer.

(ii) Investors’ Right of First Refusal. Each Investor shall have an option for a period of ten (10) days from the date the Additional Transfer Notice is given to elect to purchase such Investor’s pro rata share of the Remaining Shares at the same price and subject to the same material terms and conditions as described in the Additional Transfer Notice. Each Investor may exercise such purchase option and, thereby, purchase all (or any portion of) such Investor’s pro rata share of the Remaining Shares (with any reallotments as provided below), by notifying the Transferring Founder and the Company in writing, before expiration of such ten (10) day period as to the number of such shares that it wishes to purchase (including any reallotment). For the purpose of the preceding sentence, each Investor’s pro rata share shall be a fraction of the Remaining Shares, the numerator of which shall be the number of shares of Common Stock (assuming conversion of all securities then outstanding that are convertible into Common Stock) owned by such Investor on the date of the Transfer Notice and the denominator of which shall be the total number of shares of Common Stock (assuming conversion of all securities then outstanding that are convertible into Common Stock) held by all Investors on the date of the Transfer Notice. Each Investor electing to exercise the right to purchase its full pro rata share of the Remaining Shares (a “Participating Investor”) shall have a right of reallotment such that, if any other Investor fails to exercise the right to purchase its full pro rata share of the Remaining Shares, each such Participating Investor may elect to purchase all (or any portion of) such Participating Investor’s pro rata share of the Remaining Shares not previously purchased. For the purpose of the preceding sentence, each Participating Investor’s pro rata share shall be a fraction of the Remaining Shares not previously purchased, the numerator of which shall be the number of shares of Common Stock (assuming conversion of all securities then outstanding that are convertible into Common Stock) owned by such Participating Investor on the date of the Transfer Notice and the denominator of which shall be the total number of shares of Common Stock (assuming conversion of all securities then outstanding that are convertible into Common Stock) held by all Participating Investors on the date of the Transfer Notice. If an Investor gives the Transferring Founder notice that it desires to purchase its pro rata share of the Remaining Shares and, as the case may be, its reallotment, then payment for the Remaining Shares shall be by check or wire transfer, against delivery of the Remaining Shares to be purchased at a place agreed upon between the parties and at the time of the scheduled closing therefor, which shall be no later than the later of (i) thirty (30) days after the Additional Transfer Notice is given or (ii) the date contemplated in the Transfer Notice for the closing with the prospective third party transferee(s). If the offered price includes consideration other than cash, the cash equivalent value of the non-cash consideration will be determined by the Board of Directors of the Company in good faith, which determination will be binding upon the Company, each Investor and the Transferring Founder, absent fraud or material error.

(b) Investors’ Right of Co-Sale. To the extent the Company and the Investors do not exercise their respective rights of refusal as to all of the Offered Shares or the Remaining Shares, as applicable, pursuant to Section 2(a), then each Investor (a “Selling Investor” for purposes of this subsection (b)) that notifies the Transferring Founder in writing within ten (10) days from the date the Additional Transfer Notice is given, shall have the right to participate in such sale of Shares on the same terms and conditions as specified in the Transfer Notice. The Selling Investor shall indicate the number of shares of the Company’s capital stock it then holds that it wishes to sell pursuant to this Section 2(b) (the “Selling Investor Shares”). To the extent one or more of the Investors exercise such right of participation in accordance with the terms and conditions set forth below, the number of Shares that the Transferring Founder may sell in the Transfer shall be correspondingly reduced. Each Selling Investor may sell all or any part of its Selling Investor Shares equal to the product obtained by multiplying (i) the aggregate number of Offered Shares by (ii) a fraction, the numerator of which shall be the number of shares of Common Stock (assuming conversion of all securities then outstanding that are convertible into Common Stock) owned by the Selling Investor on the date of the Transfer Notice and the denominator of which shall be the total number of shares of Common Stock (assuming conversion of all securities then outstanding that are convertible into Common Stock) owned by the Transferring Founder and by all of the Selling Investors on the date of the Transfer Notice. Each Selling Investor shall effect its participation in the sale by promptly delivering to the Transferring Founder for transfer to the prospective purchaser one or more certificates, properly endorsed for transfer. To the extent that any prospective purchaser or purchasers refuses to purchase shares or other securities from a Selling Investor exercising its rights of co-sale hereunder, the Transferring Founder shall not sell to such prospective purchaser or purchasers any Shares unless and until, simultaneously with such sale, the Transferring Founder purchases such shares or other securities from such Selling Investor for the same consideration and on the same terms and conditions as the proposed transfer described in the Transfer Notice.

(c) Right to Transfer. To the extent that the Company and the Investors have not exercised their respective rights of first refusal as to the Offered Shares or the Remaining Shares, as applicable, within the time periods specified in Section 2(a) and the Investors have not exercised their rights to participate in the sale of the Offered Shares or the Remaining Shares, then the Transferring Founder shall be free to sell any such Shares to such prospective purchaser on the same terms and conditions as outlined in the Transfer Notice, and provided that in the event such Shares are not sold within ninety (90) days of the date of the Transfer Notice, they shall once again be subject to the right of first refusal and co-sale provided herein.

3. Put Option. In the event the Transferring Founder should sell any Shares in contravention of the co-sale rights of the Investors under Section 2(b) (a “Prohibited Transfer”), the Investors, in addition to such other remedies as may be available at law, in equity or hereunder, shall have the put option provided below, and the Transferring Founder shall be bound by the applicable provisions of such option. In the event of a Prohibited Transfer, each Investor shall have the right to sell to the Transferring Founder the type and number of shares of the Company’s capital stock then held by such Investor equal to the number of shares each Investor would have been entitled to transfer to the third-party transferee(s) under Section 2(b) hereof had the Prohibited Transfer been effected pursuant to and in compliance with the terms hereof. Such sale shall be made on the following terms and conditions:

(a) The price per share at which the shares are to be sold to the Transferring Founder shall be equal to the price per share paid by the third-party transferee(s) to the Transferring Founder in the Prohibited Transfer. The Transferring Founder shall also reimburse each Investor for any and all fees and expenses, including legal fees and expenses, incurred pursuant to the exercise or the attempted exercise of the Investor’s rights under Section 2 and this Section 3.

(b) Within ninety (90) days after the later of the dates on which the Investor (X) received notice of the Prohibited Transfer or (Y) otherwise became aware of the Prohibited Transfer, each Investor shall, if exercising the put option created hereby, deliver to the Transferring Founder the certificate or certificates representing shares to be sold, each certificate to be properly endorsed for transfer.

(c) The Transferring Founder shall, upon receipt of the certificate or certificates for the shares to be sold by an Investor pursuant to this Section 3, pay the aggregate purchase price therefor and the amount of reimbursable fees and expenses, as specified in Section 3(a), in cash or by other means acceptable to an Investor.

(d) Notwithstanding the foregoing, any attempt by the Transferring Founder to transfer Shares in violation of Section 2 shall be void and the Company agrees it will not effect such a transfer nor will it treat any alleged transferee(s) as a stockholder.

4. Right of First Refusal on Investor Shares. In the event that an Investor desires to sell (or otherwise transfer) (a “Transferring Investor”), and has received a bona fide offer in writing from an unaffiliated third party to buy, any Investor Shares (an “Investor Transfer”), the Transferring Investor shall first notify the Company and each of the Investors in writing of the proposed sale (the “Investor Transfer Notice”). For purposes of this Agreement, “Investor Shares” shall mean all shares of the Company’s capital stock now or hereafter acquired by an Investor. Each Investor Transfer Notice shall contain all material terms of the proposed Investor Transfer, including, without limitation, a copy of the written offer received, the name and address of the prospective purchaser (or transferee), the purchase price and terms of payment, the date and place of the proposed Investor Transfer, and the number and description of Investor Shares proposed to be Transferred by the Transferring Investor (the “Offered Investor Shares”). Notwithstanding the foregoing, this Section 4 shall not apply to transfers (i) by an Investor of Investor Shares to its general or limited partners, stockholders or beneficiaries or to an entity owned or organized for the benefit of the general or limited partners, stockholders, officers, directors, employees or beneficiaries of such Investor; (ii) by an Investor that is a partnership or limited liability partnership to any partner, retired partner or Affiliated Fund (as defined below) thereof; (iii) by an Investor that is a limited liability company or other type of entity, to any member, retired member, stockholder or Affiliated Fund thereof; or (iv) by any Investor, to a member of such Investor’s immediate family or to a trust for the benefit of such Investor or a member of such Investor’s immediate family or to an Affiliated Fund; provided, however the terms and conditions of this Agreement shall be binding upon any such transferee and such transferee shall so acknowledge in writing prior to any such transfer. For purposes of this Agreement, the term “Affiliated Fund” shall mean a fund or entity managed by an Investor or the same manager or managing member or general partner or management company that manages such Investor or by an entity controlling, controlled by, under common control with or otherwise affiliated with such Investor or such Investor’s manager or managing member or general partner or management company.

(a) Right of First Refusal.

(i) Investors’ Right of First Refusal. Each Investor shall have an option for a period of seven (7) business days from the date the Investor Transfer Notice is received to elect to purchase such Investor’s pro rata share of the Offered Investor Shares at the same price and subject to the same material terms and conditions as described in the Investor Transfer Notice. Each Investor may exercise such purchase option and, thereby, purchase all (or any portion of) such Investor’s pro rata share of the Offered Investor Shares, by notifying the Transferring Investor and the Company in writing, before expiration of such seven (7) business day period as to the number of such shares that it wishes to purchase. For the purpose of the preceding sentence, each Investor’s pro rata share shall be a fraction of the Offered Investor Shares, the numerator of which shall be the number of shares of Common Stock (assuming conversion of all securities then outstanding that are convertible into Common Stock) owned by such Investor on the date of the Investor Transfer Notice and the denominator of which shall be the total number of shares of Common Stock (assuming conversion of all securities then outstanding that are convertible into Common Stock) held by all Investors (other than the Transferring Investor) on the date of the Investor Transfer Notice. If an Investor gives the Transferring Investor notice that it desires to purchase its pro rata share of the Offered Investor Shares, then payment for the Offered Investor Shares shall be by check or wire transfer, against delivery of the Offered Investor Shares to be purchased at a place agreed upon between the parties and at the time of the scheduled closing therefor, which shall be no later than the later of (i) thirty (30) days after the Investor Transfer Notice is given or (ii) the date contemplated in the Investor Transfer Notice for the closing with the prospective third party transferee(s). If the offered price includes consideration other than cash, the cash equivalent value of the non-cash consideration will be determined by the Board of Directors of the Company in good faith, which determination will be binding upon the Company and each Investor, absent fraud or material error. To the extent any Investor does not elect to purchase its full pro rata share of the Offered Investor Shares or fails to deliver a notice within the applicable period, each Investor that has elected to purchase its full pro rata share of the Offered Investor Shares shall be entitled, by delivering written notice to the Transferring Investor within three (3) business days following the delivery of written notice from the Transferring Investor (indicating the number of Offered Investor Shares that remain unpurchased), to purchase up to all of the remaining Offered Investor Shares. If there is an oversubscription, the oversubscribed amount shall be allocated among the fully electing Investors pro rata based on the number of shares of Investor Shares owned by each of them. If the Investors fail to purchase all of the Offered Investor Shares by exercising the option granted in this Section 4(a)(i) within the period provided, the Transferring Investor shall so notify the Company and each Investor (the “Additional Investor Transfer Notice”) and the Offered Investor Shares shall be subject to the options granted to the Company pursuant to this Agreement. The Additional Investor Transfer Notice shall include all of the information and certifications required in an Investor Transfer Notice and shall additionally identify the Offered Investor Shares that the Investors have declined to purchase (the “Remaining Investor Shares”).

(ii) Company’s Right of First Refusal. The Company (or any third party designated by the Company) shall have an option for a period of ten (10) business days from the date the Investor Transfer Notice is given to elect to purchase the Remaining Investor Shares at the same price and subject to the same material terms and conditions as described in the Investor Transfer Notice and the Additional Investor Transfer Notice (or terms and conditions as similar as reasonably possible). The Company may exercise such purchase option and, thereby, purchase all (or any portion of) the Remaining Investor Shares by notifying the Transferring Investor in writing before expiration of such ten (10) business day period as to the number of such shares that it wishes to purchase. If the Company gives the Transferring Investor notice that it desires to purchase such shares, then payment for the Remaining Investor Shares shall be by check or wire transfer, against delivery of the Remaining Investor Shares to be purchased at a place agreed upon between the parties and at the time of the scheduled closing therefor, which shall be no later than the later of (i) thirty (30) days after the date the Investor Transfer Notice is given or (ii) the date contemplated in the Additional Investor Transfer Notice for the closing with the prospective third party transferee(s). If the offered price includes consideration other than cash, the cash equivalent value of the non-cash consideration will be determined by the Board of Directors of the Company in good faith, which determination will be binding upon the Company and each Investor, absent fraud or material error.

(b) To the extent that the Investors and the Company have not exercised their respective rights of first refusal as to the Offered Investor Shares or the Remaining Investor Shares, as applicable, within the time periods specified in Section 4(a), the Transferring Investor shall be free to sell any such Investor Shares to such prospective purchaser on the same terms and conditions as outlined in the Investor Transfer Notice; provided, however, that in the event such Investor Shares are not sold within ninety (90) days of the date of the Investor Transfer Notice, they shall once again be subject to the right of first refusal provided herein; provided, further, however, the terms and conditions of this Agreement shall be binding upon any such transferee and such transferee shall so acknowledge in writing prior to any such transfer.

5. Restrictive Legend and Stop Transfer Instructions

(a) Legend. Each Founder and Investor understands and agrees that the Company will cause the legend set forth below, or a legend substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares held by the Founder and/or Investor:

“THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AND MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH CERTAIN RIGHTS OF FIRST REFUSAL AND/OR RIGHTS OF CO-SALE AS SET FORTH IN AN AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICES OF THE COMPANY. SUCH RIGHTS OF FIRST REFUSAL AND/OR RIGHTS OF CO-SALE ARE BINDING ON THE TRANSFEREES OF THESE SHARES.”

(b) Stop Transfer Instructions. In order to ensure compliance with the restrictions referred to herein, each Founder and Investor agrees that the Company may issue appropriate “stop transfer” instructions.

(c) Transfers. No Shares shall be transferred unless such transfer is made in compliance with applicable federal and state securities laws. The Company shall not be required (i) to transfer on its books any Shares that have been transferred in violation of any provision of this Agreement or (ii) to treat as the owner of such Shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such Shares have been so transferred.

6. Termination. This Agreement shall terminate and be of no further force and effect upon the earlier to occur of (X) the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of the Company’s securities to the general public or (Y) a deemed liquidation, dissolution or winding up as described in Article IV, Section 4.2(C)(1) of the Company’s Certificate of Incorporation, as such may be amended from time to time.

7. Miscellaneous.

(a) Governing Law. THIS AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS BY THE LAWS OF THE STATE OF DELAWARE AS SUCH LAWS ARE APPLIED TO AGREEMENTS BETWEEN DELAWARE RESIDENTS ENTERED INTO AND TO BE PERFORMED ENTIRELY WITHIN DELAWARE, WITHOUT REGARD TO CONFLICT OF LAWS RULES.

(b) Entire Agreement. This Agreement constitutes the full and entire understanding and agreement among the parties with regard to the subject matter hereof, supersedes and replaces all prior agreements, including the Prior Agreement, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein.

(c) Amendment. This Agreement may be terminated and any term of this Agreement may be amended or waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of (i) the Company, (ii) the Founders holding at least a majority of the shares of Common Stock then held by the Founders and (iii) the Investors holding at least seventy percent (70%) of the Preferred Stock (voting together as a single class) then held by Investors (the “Majority Investors”); provided, however, that in the event such termination, amendment or waiver would adversely affect the rights or obligations of an Investor in a different manner than the other Investors, such termination, amendment or waiver shall also require the written consent of such adversely affected Investor. Notwithstanding the foregoing, additional parties may be added as Investors under this Agreement with the written consent of the Company and the Majority Investors but without requiring the separate consent of the Founders. Any termination, amendment or waiver effected in accordance with this subsection (c) shall be binding upon each Investor, each Founder and the Company.

(d) Severability. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

(e) Assignment. Subject to the conditions of transfer of shares hereunder, this Agreement shall be binding upon the Founder, the Company, the Investors and their respective heirs, executors, administrators, assigns and legal representatives.

(f) Attorney’s Fees. In the event that any dispute among the parties to this Agreement should result in litigation, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

(g) Notices. All notices and other communications required or permitted under this Agreement shall be in writing and shall be delivered personally by hand or by nationally recognized overnight courier service for next day delivery, freight prepaid, mailed by United States registered or certified mail, postage prepaid, sent by facsimile or sent by electronic mail directed (a) if to an Investor, at such Investor’s address, facsimile number or electronic mail address set forth on the Company’s records, or at such other address, facsimile number or electronic mail address as such Investor may designate by ten (10) days’ advance written notice to the other parties hereto, (b) if to a Founder, at such Founder’s address, facsimile number or electronic mail address set forth on the signature page to this Agreement, or at such other address, facsimile number or electronic mail address as such Founder may designate by ten (10) days’ advance written notice to the other parties hereto or (c) if to the Company, to its address, facsimile number or electronic mail address set forth on its signature page to this Agreement and directed to the attention of the President, or at such other address, facsimile number or electronic mail address as the Company may designate by ten (10) days’ advance written notice to the other parties hereto, with a copy to Wilson Sonsini Goodrich & Rosati, Professional Corporation, 900 South Capital of Texas Highway, Las Cimas IV, Fifth Floor, Austin, Texas 78746-5546 Attention: Paul R. Tobias, Facsimile (512) 338-5499, email: ptobias@wsgr.com. Unless otherwise provided herein, any notice required or permitted under this Agreement shall be deemed effective upon the earliest of (a) actual receipt, or (b) (i) one (1) business day after delivery by confirmed facsimile or electronic mail transmission, (ii) one (1) business day after the business day of deposit with a nationally recognized overnight courier service for next day delivery, freight prepaid, or (iii) three (3) business days after deposit with the United States Post Office for delivery by registered or certified mail, postage prepaid.

(h) Sale, Sell, Transfer, etc. The words “sale,” “sell,” “transfer,” and the like shall include any disposition by way of transfer with or without consideration, to any persons for any purpose and include, without limitation, public or private offerings, exchanges, mergers, consolidations, reorganizations, redemptions, or any other transaction affecting the Company’s capital stock held by the Founder and Investors.

(i) Ownership. Each Founder represents and warrants that, as of the date hereof, such Founder is the sole legal and beneficial owner of the shares of stock subject to this Agreement and that no other person has any interest (other than a community property interest) in such shares.

(j) Conflict with Other Rights of First Refusal. Each of the Founders has entered into a stock purchase agreement with the Company, which agreement contains a right of first refusal provision in favor of the Company. The right of first refusal provisions contained in this Agreement shall supersede and replace the right of first refusal provisions contained in each Founder’s stock purchase agreement; provided, however, that the other provisions contained in the Founder’s stock purchase agreement shall remain in full force and effect.

(k) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(l) Telecopy Execution and Delivery. A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more parties hereto, and an executed copy of this Agreement may be delivered by one or more parties hereto by facsimile or similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.

(m) Prior Agreement. Pursuant to Section 7(c) of the Prior Agreement, the Company, the Founders holding at least a majority of the shares of Common Stock currently held by Founders and the Majority Investors (as those terms are defined in the Prior Agreement) hereby amend and restate the Prior Agreement on behalf of the Company, the Founders and the Investors (as those terms are defined in the Prior Agreement) and replace the Prior Agreement on behalf of the Company, all Founders and

Investors (as those terms are defined in the Prior Agreement) with this Agreement, and any Founder or Investor (as those terms are defined in the Prior Agreement) who does not sign this Agreement shall be bound by the terms and conditions of this Agreement pursuant to Section 7(c) of the Prior Agreement as if that Founder or Investor (as those terms are defined in the Prior Agreement) had signed this Agreement.

(n) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to sections, paragraphs, exhibits and schedules shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits and schedules attached hereto.

(o) Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party to this Agreement upon any breach or default of any other party under this Agreement shall impair any such right, power or remedy of such non-defaulting party, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party to this Agreement, shall be cumulative and not alternative

(p) Aggregation of Stock. All shares held or acquired by affiliated entities or persons or entities under common management or control, including Affiliated Funds, shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

[Remainder of page intentionally left blank. Signature page(s) to follow.]

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Company”

HOMEAWAY, INC.

By:
Brian Sharples, Chief Executive Officer

Address:
1101 W. Fifth Street
Suite 300
Austin, Texas 78703

Facsimile: (512) 684-1101
Email: bsharples@homeaway.com

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Founders”

Kenneth Sharples

Janine Sharples

Address:
c/o Brian Sharples
8501 N. Madrone Trail
Austin, Texas 78737

Facsimile: (512) 684-1101
Email: bsharples@homeaway.com

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Founder”

SHARPLES VENTURE PARTNERS, LP

By:

Name:

Title:

Address:
c/o Brian Sharples
8501 N. Madrone Trail
Austin, Texas 78737

Facsimile: (512) 684-1101
Email: bsharples@homeaway.com

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Founder”

MOOSE POND INVESTMENTS, LP

By:

Name:

Title:

Address:
c/o Brian Sharples
8501 N. Madrone Trail
Austin, Texas 78737

Facsimile: (512) 684-1101
Email: bsharples@homeaway.com

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Founder”

Phil Siegel

Address:
1611 Watchhill Rd.
Austin, TX 78703

Facsimile: (512) 476-3952
Email: psiegel@austinventures.com

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Founder”

David Lack

Address:
400 Inwood Road
Austin, Texas 78746

Facsimile: (512) 476-3952
Email: dlack@austinventures.com

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Founder”

Brett Shobe

Address:
3401 W. Palmer Lane, Apt 2422
Austin, Texas 78727

Facsimile: (512) 476-3952
Email: bshobe@austinventures.com

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Founder”

Brian Sharples

Address:

Facsimile:

Email:

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Investor”

GOOGLE VENTURES 2010, L.P.

By: Google Ventures 2010 GP, L.L.C.
Its: General Partner

By:

Name: William J. Maris Title: Member

Address:

1600 Amphitheatre Parkway
Mountain View, CA 94043
Attention: Jennifer Kercher
Fax: (650) 887-1790

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Investor”

TCV VII, L.P.
a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management VII, L.P. a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management VII, Ltd. a Cayman Islands exempted company

By:

Name:

Title: Authorized Signatory

Address:	Technology Crossover Ventures
528 Ramona Street Palo Alto, California 94301
Attention: Carla S. Newell
Ric Fenton
	Phone:	(650) 614-8200
	Fax:	(650) 614-8222

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Investor”

TCV VII (A), L.P.
a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management VII, L.P.
a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management VII, Ltd.
a Cayman Islands exempted company

By:

Name:

	Title:	Authorized Signatory

Address:	Technology Crossover Ventures
528 Ramona Street Palo Alto, California 94301
Attention: Carla S. Newell
Ric Fenton
	Phone:	(650) 614-8200
	Fax:	(650) 614-8222

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Investor”

TCV MEMBER FUND, L.P.
a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management VII, Ltd. a Cayman Islands exempted company

By:
Name:
Title: Authorized Signatory

Address:	Technology Crossover Ventures
528 Ramona Street Palo Alto, California 94301
Attention: Carla S. Newell
Ric Fenton
	Phone:	(650) 614-8200
	Fax:	(650) 614-8222

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Investor”

TCV VI, L.P.
A Delaware Limited Partnership

By: Technology Crossover Management VI, L.L.C.
Its: General Partner

By:
Name:
Title: Attorney in Fact

Address:	Technology Crossover Ventures
528 Ramona Street Palo Alto, California 94301
Attention: Carla S. Newell
Ric Fenton
	Phone:	(650) 614-8200
	Fax:	(650) 614-8222

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Investors”

AUSTIN VENTURES VIII, L.P.

By:	AV Partners VIII, L.P.,
Its General Partner

By:	Ken DeAngelis General Partner

Address:
300 West Sixth Street
Suite 2300
Austin, Texas 78701

Facsimile: (512) 476-3952
Email: kdeangelis@austinventures.com

AUSTIN VENTURES X, L.P.

By:	AV Partners X, L.P.,
Its General Partner

By:
Ken DeAngelis
General Partner

Address:
300 West Sixth Street
Suite 2300
Austin, Texas 78701

Facsimile: (512) 476-3952
Email: kdeangelis@austinventures.com

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Investors”

REDPOINT VENTURES I, L.P., by its General Partner, Redpoint Ventures I, LLC

By:
Managing Director

REDPOINT ASSOCIATES I, LLC, by its manager

By:
Managing Director

REDPOINT VENTURES II, L.P., by its General Partner, Redpoint Ventures II, LLC

By:
Managing Director

REDPOINT ASSOCIATES II, LLC, as nominee

By:
Managing Director

REDPOINT TECHNOLOGY PARTNERS Q-1, L.P., by its General Partner, Redpoint Ventures I, LLC

By:
Managing Director

REDPOINT TECHNOLOGY PARTNERS A-1, L.P. by its General Partner, Redpoint Ventures I, LLC

By:
Managing Director

Address:
3000 Sand Hill Road
Building 2, Suite 290
Menlo Park, CA 94025

Facsimile: (650) 854-5762 Email:

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Investors”

REDPOINT OMEGA, L.P. by its General Partner, Redpoint Ventures I, LLC

By:
Managing Director

REDPOINT OMEGA ASSOCIATES, LLC by its General Partner, Redpoint Ventures I, LLC

By:
Managing Director

Address:
3000 Sand Hill Road
Building 2, Suite 290
Menlo Park, CA 94025

Facsimile: (650) 854-5762 Email:

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Investors”

TRIDENT CAPITAL FUND-VI, L.P.
TRIDENT CAPITAL FUND-VI PRINCIPALS FUND, L.L.C.

Executed by the undersigned as an authorized signatory of the general partner of Trident Capital Fund-VI, L.P. and as a Managing Member of Trident Capital Fund-VI Principals Fund, L.L.C.

By:

Name:

Address:
505 Hamilton Ave., Suite 200
Palo Alto, CA 93401
Attn: Howard S. Zeprun, General Counsel

Facsimile: (650) 389-4444 Email: hzeprun@tridentcap.com

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Investors”

INSTITUTIONAL VENTURE PARTNERS XI, L.P.

By: Institutional Venture Management XI, LLC
Its: General Partner

By:
Managing Director

INSTITUTIONAL VENTURE PARTNERS XI GMBH & CO. BETEILIGUNGS KG

By: Institutional Venture Management XI, LLC
Its: Managing Limited Partner

By:
Managing Director

INSTITUTIONAL VENTURE PARTNERS XII, L.P.

By: Institutional Venture Management XII, LLC
Its: General Partner

By:
Managing Director

Address
3000 Sand Hill Road
Building 2, Suite 250
Menlo Park, CA 94025
Attn: Melanie Chladek

Facsimile: (650) 854-2009 Email: mchladek@ivp.com

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Investors”

FIND US FAITHFUL FOUNDATION

By:

Name:

Title:

Address:

16748-9C E. Smoky Hill Road
Suite 112
Centennial, CO 80015

Facsimile:
Email: david@clouse.us

PURPLE MOUNTAIN HOLDINGS LLC

By:

Name:

Title:

Address:

16748-9C E. Smoky Hill Road
Suite 112
Centennial, CO 80015

Facsimile:
Email: david@clouse.us

JOSHUA 24:15 PARTNERSHIP, LTD.

By:

Name:

Title:

Address:

16748-9C E. Smoky Hill Road
Suite 112
Centennial, CO 80015

Facsimile:
Email: david@clouse.us

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Investor”

MOOSE POND INVESTMENTS, LP

By:

Name:

Title:

Address:
c/o Brian Sharples
8501 N. Madrone Trail
Austin, Texas 78737

Facsimile: (512) 684-1101
Email: bsharples@homeaway.com

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Investor”

Wayne Kuhn

Address:

Facsimile:

Email:

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Investors”

THE CHLOE MARIE SHARPLES 1998 TRUST

Brian Sharples, Trustee

THE EMMA JETTE SHARPLES 2002 TRUST

Brian Sharples, Trustee

THE HAWKEN DRAKE SHARPLES 2009 TRUST

Brian Sharples, Trustee

Address:

Facsimile:
Email:

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Investor”

Phil Siegel

Address:
1611 Watchhill Rd.
Austin, TX 78703

Facsimile: (512) 476-3952
Email: psiegel@austinventures.com

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Investor”

David Lack

Address:
400 Inwood Road
Austin, Texas 78746

Facsimile: (512) 476-3952
Email: dlack@austinventures.com

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Investor”

Brett Shobe

Address:
3401 W. Palmer Lane, Apt 2422
Austin, Texas 78727

Facsimile: (512) 476-3952
Email: bshobe@austinventures.com

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Investor”

Richard Coundley

Address:
Beacon Hill Copse
Highwood
Ringwood
Hampshire BH243LZ
United Kingdom

Facsimile: ( )
Email:

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Investor”

Marcelle Speller

Address:
Beacon Hill Copse
Highwood
Ringwood
Hampshire BH243LZ
United Kingdom

Facsimile: ( )
Email:

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Investors”

J. Hunter Melville

Address:

106 14 South Road
Woodstock, VT 05091

Facsimile:
Email:

David S. Bollinger

Address:

7753 Vermont Route 12
Bethel, VT 05032

Facsimile:
Email:

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Investors”

THE JAN K. AND PATRICIA A. VAN VOORHIS REVOCABLE TRUST DATED 4/13/93

By:
Jan K. Van Voorhis, Trustee

THE JAN K. VAN VOORHIS AND PATRICIA A. VAN VOORHIS REVOCABLE TRUST DATED JANUARY 5, 2007

By:
Jan K. Van Voorhis, Trustee

Address:
569 Johns Pass Avenue
Madeira Beach, Florida 33708

Facsimile: ( )
Email:

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Investor”

Carl G. Shepherd

Address:
301 Briarwood Trail
Austin, Texas 78746

Facsimile: ( )
Email:

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Investor”

Justin Halloran

Address:
4811 Palisade Drive
Austin, Texas 78731

Facsimile: ( )
Email:

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Investor”

Mary Song

Address:
156 Spring Street
Saratoga Springs, NY 12866

Facsimile: ( )
Email:

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Investor”

Carsten Möller

Address:
c/o Vacation Villas International GmbH
Ludwig-Erhard-Str. 4
D-34131 Kassel
Germany

Facsimile: ( )
Email:

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Investor”

Kerstin Führer

Address:
c/o Vacation Villas International GmbH
Ludwig-Erhard-Str. 4
D-34131 Kassel
Germany

Facsimile: ( )
Email:

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Investor”

ARH FAMILY PARTNERSHIP LTD.

By:
Name:
Its:

Address
3401 Far View Cove
Austin, Texas 78730

Facsimile: ( ) -
Email:

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Investor”

Ross Buhrdorf

Address:

Facsimile: ( )
Email:

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Investor”

Joseph W. Nicholson

Address:

Facsimile: ( )
Email:

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Investor”

Jerome L. Galant

Address:

Facsimile: ( )
Email:

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Investor”

Alexis de Belloy de Saint Lienard

Address:

Facsimile: ( )
Email:

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Investor”

Christian Miquel

Address:

Facsimile: ( )
Email:

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Investor”

Jeff Busche

Address:

Facsimile: ( )
Email:

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Investor”

Don Orr

THE 2006 ORR FAMILY TRUST

Don Orr, Trustee

Address:

Facsimile: ( )
Email:

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Investor”

James Villard

Address:

Facsimile: ( )
Email:

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Investor”

David Greenberg

Address:

Facsimile: ( )
Email:

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Investor”

TIGER GLOBAL PRIVATE INVESTMENT PARTNERS V, L.P.

By:	Tiger Global PIP Performance V, L.P.
Its:	General Partner

By:	Tiger Global PIP Management V, Ltd.
Its:	General Partner

By:	/s/ Steven Boyd

Name:	Steven Boyd

Title:	General Counsel

Address:

101 Park Avenue, 48th Floor New York, NY 10178

Facsimile: (212) 557-1701

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Investor”

TIGER GLOBAL, L.P.

By:	Tiger Global Performance, L.L.C.
Its:	General Partner

By:	/s/ Steven Boyd
	Name:	Steven Boyd
	Title:	General Counsel

Address:
101 Park Avenue, 48th Floor
New York, NY 10178

Facsimile: (212) 557-1701

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Investor”

TIGER GLOBAL II, L.P.

By:	Tiger Global Performance, L.L.C., duly authorized
Its:	General Partner

By:	/s/ Steven Boyd
	Name:	Steven Boyd
	Title:	General Counsel

Address:
101 Park Avenue, 48th Floor
New York, NY 10178

Facsimile: (212) 557-1701

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Investor”

TIGER GLOBAL LTD.

By:	/s/ Steven Boyd
	Name:	Steven Boyd
	Title:	General Counsel

Address:
101 Park Avenue, 48th Floor New York, NY 10178

Facsimile: (212) 557-1701

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Investor”

TIGER GLOBAL MASTER FUND, L.P.

By:	/s/ Steven Boyd
Name: Steven Boyd
Title: General Counsel

Address:
101 Park Avenue, 48th Floor New York, NY 10178

Facsimile: (212) 557-1701

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Investor”

TIGER HOLDING FOUR SPV, S.a.r.l.

By:
Name:
Title:

Address:
101 Park Avenue, 48th Floor New York, NY 10178

Facsimile: (212) 557-1701

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Investors”

/s/ Scott Shleifer Scott Shleifer

Address:

101 Park Avenue, 48th Floor New York, NY 10178

Facsimile: (212) 557-1701

/s/ Feroz Dewan Feroz Dewan

Address:

101 Park Avenue, 48th Floor New York, NY 10178

Facsimile: (212) 557-1701

THE FEROZ DEWAN 2011 GRAT II

/s/ Feroz Dewan Feroz Dewan, Trustee

Address:

101 Park Avenue, 48th Floor New York, NY 10178

Facsimile: (212) 557-1701

/s/ Lee Fixel Lee Fixel

Address:

101 Park Avenue, 48th Floor New York, NY 10178

Facsimile: (212) 557-1701

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

Schedule A

Schedule of Investors

Austin Ventures VIII, L.P.

Austin Ventures X, L.P.

Redpoint Ventures I, L.P.

Redpoint Associates I, LLC

Redpoint Ventures II, L.P.

Redpoint Associates II, LLC

Redpoint Technology Partners Q-1, L.P.

Redpoint Technology Partners A-1, L.P.

Redpoint Omega, L.P.

Redpoint Omega Associates, LLC

Trident Capital Fund-VI, L.P.

Trident Capital Fund Principals Fund, L.L.C.

Institutional Venture Partners XI, L.P.

Institutional Venture Partners XI GmbH & Co. Beteiligungs KG

Institutional Venture Partners XII, L.P.

Find Us Faithful Foundation

Purple Mountain Holdings LLC

Joshua 24:15 Partnership, Ltd.

Phil Siegel

David Lack

Brett Shobe

Richard Coundley

Marcelle Speller

J. Hunter Melville

David S. Bollinger

Jan K. Van Voorhis, Trustee of the Jan K. and Patricia A. Van Voorhis Revocable Trust dated 4/13/93

The Jan K. Van Voorhis and Patricia A. Van Voorhis Revocable Living Trust dated January 5, 2007

Carl G. Shepherd

Justin Halloran

Mary Song

Kerstin Führer

Carsten Möller

ARH Family Partnership Ltd.

Moose Pond Investments, LP

Wayne Kuhn

The Chloe Marie Sharples 1998 Trust

The Emma Jette Sharples 2002 Trust

The Hawken Drake Sharples 2009 Trust

Ross Buhrdorf

Joseph W. Nicholson

Jerome L. Galant

Alexis de Belloy de Saint Lienard

Christian Miquel

S-1

Jeff Busche

Don Orr

The 2006 Orr Family Trust

James Villard

David Greenberg

Tiger Global Private Investment Partners V, L.P.

Tiger Global, L.P.

Tiger Global II, L.P.

Tiger Global Ltd.

Tiger Global Master Fund, L.P.

Tiger Holding Four SPV, S.a.r.l.

Scott Shleifer

Feroz Dewan

The Feroz Dewan 2011 GRAT II

Lee Fixel

TCV VII, L.P., a Cayman Islands exempted limited partnership

TCV VII (A), L.P., a Cayman Islands exempted limited partnership

TCV Member Fund, L.P., a Cayman Islands exempted limited partnership

TCV VI, L.P., a Delaware limited partnership

Google Ventures 2010, L.P.

S-2

Schedule B

Schedule of Founders

Phil Siegel

David Lack

Brett Shobe

Brian Sharples

Kenneth and Janine Sharples

Sharples Venture Partners, LP

Moose Pond Investments, LP

S-3